Exhibit 10.1

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 7, 2023 is among GROUPON, INC., as Borrower (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the Administrative Agent, and the Lenders party thereto are party to that certain Second Amended and Restated Credit Agreement dated as of May 14, 2019 (as amended by the First Amendment, dated as of July 17, 2020, the Second Amendment, dated as of March 22, 2021, the Third Amendment, dated as of September 28, 2022 and the Fourth Amendment, dated as of March 13, 2023, the “Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”); and

WHEREAS, (i) the Borrower has requested certain amendments be made to the Credit Agreement and (ii) the Lenders party hereto (which, for the avoidance of doubt, constitute the Required Lenders under the Credit Agreement) are willing to amend the Credit Agreement pursuant to Section 9.02 thereof on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings specified in the Amended Credit Agreement.
SECTION 2 AMENDMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof the Credit Agreement (including the schedules thereto) is amended as follows:
2.1Section 1.01 of the Credit Agreement is amended to amend the definition of “Change in Control” in its entirety to read as follows:
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than (i) the Permitted Holders or (ii) PFC in connection with the underwriting of a rights offering of the Borrower, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding common stock of the Borrower; provided that PFC shall not own more than 50% of the aggregate ordinary voting power represented by the issued and outstanding common stock of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated or approved by the board of directors of the Borrower nor (ii) appointed by directors so nominated or approved.

2.2Section 1.01 of the Credit Agreement is amended to add the following definitions in the appropriate alphabetical order:

“PFC” means Pale Fire Capital SE and/or its affiliates (collectively with funds, partnerships or other investment vehicles managed, advised or controlled with any such entity).

“Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof, provided that any such optional redemption payment shall be subordinated to the prior payment in full of the Secured Obligations) or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a Change in Control so long as any rights of the holders thereof upon such event shall be subject to the prior payment in full of the Secured Obligations and the termination of the Commitments), or is redeemable at the option of the holder thereof (other than solely for Equity Interests that are not Disqualified Equity Interests), in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the first anniversary of the latest Maturity Date in effect at the time such Equity Interest is issued, or (b) is convertible into or exchangeable (other than at the sole option of the issuer thereof, provided that any such conversion or exchange shall be subordinated to the prior payment in full of the Secured Obligations) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to the first anniversary of the Maturity Date in effect at the time such Equity Interest is issued.

2.3Section 6.06(a) of the Credit Agreement is hereby amended in its entirety to read as follows:
(a) the Borrower may declare and pay dividends with respect to its Equity Interests (other than Disqualified Equity Interests) payable solely in additional shares of its Equity Interests (other than Disqualified Equity Interests);

SECTION 3 EFFECTIVENESS.
This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) on which each of the following conditions are satisfied:
a.The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment signed on behalf of the Loan Parties party hereto, the Administrative Agent and the Required Lenders.
b.The Administrative Agent shall have received all reasonable and documented fees and expenses of the Administrative Agent, in connection herewith, required to be paid or reimbursed under Section 9.03 of the Amended Credit Agreement (including attorney’s fees), in each case, for which invoices have been presented at least one (1) Business Day prior to the Fifth Amendment Effective Date.
SECTION 4 REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders that such statements shall be true and correct as at such times):
a.the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects);
b.no Default shall have occurred and be continuing;
c.the execution and delivery of this Amendment and performance of the Amended Credit Agreement by the Borrower have been duly authorized by all necessary corporate and, if required, stockholder action;
d.this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
e.the execution and delivery of this Amendment and performance of the Amended Credit Agreement by the Borrower (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority
SECTION 5 MISCELLANEOUS.
5.1Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower (on behalf of itself, GI Luxembourg S.á R.L. and Groupon Holdings B.V), each undersigned Loan Party, the Administrative Agent and the Lenders agree that the Amended Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law). For all matters arising prior to the effective date of this Amendment, the Credit Agreement (as unmodified by this Amendment) shall control.
5.2Entire Agreement. This Amendment and the Amended Credit Agreement, together with the Loan Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing.
5.3Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

5.4Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
5.5Incorporation of Credit Agreement Provisions. The provisions of Section 9.07 (Severability) and Section 9.10 (Waiver of Jury Trial) of the Credit Agreement are incorporated by reference as if fully set forth herein, mutatis mutandis.
5.6References. All references in any of the Loan Documents to the “Agreement” or the “Credit Agreement” shall mean the Credit Agreement or Amended Credit Agreement, as applicable.
5.7Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
5.8Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrower, and their respective successors and assigns as provided in the Amended Credit Agreement.
5.9Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall for all purposes constitute a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GROUPON, INC.

By:	/s/ Jiri Ponrt
Name: Jiri Ponrt Title: Chief Financial Officer

GROUPON GOODS, INC.

By:	/s/ Reggie Zeigler
Name: Reggie Zeigler Title: Vice President - Tax

GI INTERNATIONAL HOLDINGS, INC.

By:	/s/ Reggie Zeigler
Name: Reggie Zeigler Title: Vice President - Tax

GROUPON MERCHANT SERVICES, LLC

By:	/s/ Jiri Ponrt
Name: Jiri Ponrt Title: Chief Financial Officer

LIVINGSOCIAL, LLC

By:	/s/ Jiri Ponrt
Name: Jiri Ponrt Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

GROUPON INTERNATIONAL LIMITED

By:	/s/ Jiri Ponrt
Name: Jiri Ponrt Title: Chief Financial Officer

GROUPON GETAWAYS, INC.

By:	/s/ Reggie Zeigler
Name: Reggie Zeigler Title: Vice President - Tax

[Signature Page to Fifth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Christine Lathrop
Name: Christine Lathrop Title: Executive Director

[Signature Page to Fifth Amendment to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Patty M. Galitis
Name: Patty M. Galitis Title: Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

758075521 14452363

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Philip Raby
Name: Philip Raby Title: Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Marla Merritt
Name: Marla Merritt Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

FIRST-CITIZENS BANK & TRUST COMPANY (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)), as a Lender

By:	/s/ Zach Norris
Name: Zach Norris Title: Manager Director

[Signature Page to Fifth Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick McGovern
Name: Patrick McGovern Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]